                                                                    EXHIBIT 99.7

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $750,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-BC4

                                  [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                NOVEMBER 5, 2004

-----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


-----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

SURF 2004-BC4

CLASS A-2 AFC
PREPAY SPEEDS:            FIXED     12% HEP
                           ARM    80% ARM PPC
            1ML=         2.0500%     Fwd             2.05%, 20%
            6ML=         2.3575%     Fwd            2.3575%, 20%

Period       Date     AFCap Static  AFCap Fwd      AFCap Stress
Total
  0       29-Dec-04
  1       25-Jan-05       6.439       6.439          6.439
  2       25-Feb-05       5.609       5.609          9.237
  3       25-Mar-05       6.211       6.211          9.227
  4       25-Apr-05       5.612       5.612          9.203
  5       25-May-05       5.801       5.801          9.185
  6       25-Jun-05       5.615       5.615          9.158
  7       25-Jul-05       5.803       5.803          9.137
  8       25-Aug-05       5.618       5.618          9.102
  9       25-Sep-05       5.619       5.619          9.071
 10       25-Oct-05       5.810       5.810          9.053
 11       25-Nov-05       5.625       5.625          9.013
 12       25-Dec-05       5.814       5.814          8.997
 13       25-Jan-06       5.628       5.628          8.952
 14       25-Feb-06       5.630       5.630          8.923
 15       25-Mar-06       6.235       6.235          8.953
 16       25-Apr-06       5.634       5.635          8.863
 17       25-May-06       5.824       5.825          8.855
 18       25-Jun-06       5.638       5.639          8.803
 19       25-Jul-06       5.831       5.831          8.778
 20       25-Aug-06       6.422       6.881          8.888
 21       25-Sep-06       6.615       7.176          8.902
 22       25-Oct-06       6.831       7.405          8.915
 23       25-Nov-06       6.605       7.155          8.840
 24       25-Dec-06       6.822       7.386          8.866
 25       25-Jan-07       6.600       7.143          8.793
 26       25-Feb-07       6.597       7.284          8.874
 27       25-Mar-07       7.301       8.107          9.078
 28       25-Apr-07       6.592       7.316          8.862
 29       25-May-07       6.809       7.553          8.910
 30       25-Jun-07       6.587       7.302          8.824
 31       25-Jul-07       6.808       7.545          8.879
 32       25-Aug-07       6.702       7.596          8.972
 33       25-Sep-07       6.709       7.625          8.991
 34       25-Oct-07       6.939       7.892          9.072
 35       25-Nov-07       6.712       7.628          8.970
 36       25-Dec-07       6.932       7.873          9.050
 37       25-Jan-08       6.705       7.612          8.941
 38       25-Feb-08       6.701       7.745          9.101
 39       25-Mar-08       7.159       8.296          9.468
 40       25-Apr-08       6.694       7.754          9.138
 41       25-May-08       6.913       8.001          9.230
 42       25-Jun-08       6.687       7.732          9.140
 43       25-Jul-08       6.906       7.980          9.224
 44       25-Aug-08       6.680       7.807          9.166
 45       25-Sep-08       6.676       7.817          9.162
 46       25-Oct-08       6.895       8.068          9.248
 47       25-Nov-08       6.669       7.796          9.150
 48       25-Dec-08       6.887       8.044          9.235
 49       25-Jan-09       6.661       7.773          9.134

 50       25-Feb-09      6.658       7.850          9.147
 51       25-Mar-09      7.367       8.698          9.795
 52       25-Apr-09      6.650       7.845          9.135
 53       25-May-09      6.868       8.094          9.227
 54       25-Jun-09      6.643       7.820          9.117
 55       25-Jul-09      6.861       8.068          9.212
 56       25-Aug-09      6.674       7.974          9.143
 57       25-Sep-09      6.671       7.979          9.135
 58       25-Oct-09      6.890       8.234          9.235
 59       25-Nov-09      6.664       7.954          9.117
 60       25-Dec-09      6.882       8.205          9.219
 61       25-Jan-10      6.656       7.927          9.098
 62       25-Feb-10      6.652       7.986          9.096
 63       25-Mar-10      7.361       8.843          9.697
 64       25-Apr-10      6.645       7.974          9.077
 65       25-May-10      6.862       8.225          9.183
 66       25-Jun-10      6.637       7.945          9.056
 67       25-Jul-10      6.854       8.195          9.164
 68       25-Aug-10      6.629       7.980          9.038
 69       25-Sep-10      6.625       7.978          9.027
 70       25-Oct-10      6.842       8.230          9.138
 71       25-Nov-10      6.618       7.949          9.004
 72       25-Dec-10      6.834       8.198          9.118
 73       25-Jan-11      6.610       7.919          8.981
 74       25-Feb-11      6.606       7.960          8.969
 75       25-Mar-11      7.310       8.808          9.437
 76       25-Apr-11      6.598       7.941          8.945
 77       25-May-11      6.814       8.190          9.062
 78       25-Jun-11      6.591       7.910          8.921
 79       25-Jul-11      6.807       8.158          8.724
 80       25-Aug-11      6.583       7.924          8.423
 81       25-Sep-11      6.580       7.918          8.403
 82       25-Oct-11      6.795       8.166          8.663
 83       25-Nov-11      6.572       7.887          8.363
 84       25-Dec-11      6.787       8.134          8.622
 85       25-Jan-12      6.565       7.856          8.324
 86       25-Feb-12      6.561       7.884          8.304
 87       25-Mar-12      7.010       8.420          8.855
 88       25-Apr-12      6.554       7.862          8.264
 89       25-May-12      6.769       8.108          8.520
 90       25-Jun-12      6.547       7.830          8.225
 91       25-Jul-12      6.761       8.075          8.479
 92       25-Aug-12      6.539       7.833          8.187
 93       25-Sep-12      6.536       7.824          8.167
 94       25-Oct-12      6.750       8.069          8.420
 95       25-Nov-12      6.529       7.793          8.129
 96       25-Dec-12      6.743       8.036          8.380
 97       25-Jan-13      6.522       7.761          8.091
 98       25-Feb-13      6.519       7.776          8.072
 99       25-Mar-13      7.213       8.598          8.916
100       25-Apr-13      6.512       7.751          8.035
101       25-May-13      6.725       7.993          8.284
102       25-Jun-13      6.505       7.719          7.998
103       25-Jul-13      6.718       7.961          8.246
104       25-Aug-13      6.498       7.714          7.961
105       25-Sep-13      6.495       7.703          7.943
106       25-Oct-13      6.708       7.944          8.189
107       25-Nov-13      6.489       7.672          7.907
108       25-Dec-13      6.702       7.912          8.152
109       25-Jan-14      6.482       7.642          7.872
110       25-Feb-14         --       7.649          7.854